EXHIBIT 10.41
EXECUTION VERSION
SECOND AMENDMENT AND WAIVER TO
FIRST AMENDED AND RESTATED REVOLVING LOAN AGREEMENT
(Wachovia/Arbor)
     THIS SECOND AMENDMENT AND WAIVER TO FIRST AMENDED AND RESTATED REVOLVING LOAN AGREEMENT, dated as of February 2, 2010 (this “Amendment No. 2”), is entered into by and among ARBOR REALTY TRUST, INC., a Maryland corporation, as a borrower (together with its successors and permitted assigns, “ART”), ARBOR REALTY GPOP, INC., a Delaware corporation, as a borrower (together with its successors and permitted assigns, “GPOP”), ARBOR REALTY LPOP, INC., a Delaware corporation, as a borrower (together with its successors and permitted assigns, “LPOP”), ARBOR REALTY LIMITED PARTNERSHIP, a Delaware limited partnership, as a borrower (together with its successors and permitted assigns, “ARLP”), ARBOR REALTY SR, INC., a Maryland corporation, as a borrower (together with its successors and permitted assigns, “ARSR”), ARBOR REALTY COLLATERAL MANAGEMENT, LLC, a Delaware limited liability company, as a borrower (together with its successors and permitted assigns, “ARCM”, and, together with ART, GPOP, LPOP, ARLP and ARSR, each as the “Borrower”), WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns, “Wachovia”), in its capacity as initial lender (together with its successors and assigns in such capacity, the “Lender”) and in its capacity as administrative agent (together with its successors and assigns in such capacity, the “Administrative Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement (as defined below).
R E C I T A L S
     WHEREAS, the Borrower, the Lender and the Administrative Agent are parties to that certain First Amended and Restated Revolving Loan Agreement, dated as of July 23, 2009 (as amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, including pursuant to that certain First Amendment to First Amended and Restated Revolving Loan Agreement, dated as of December 24, 2009, that certain Waiver to First Amended and Restated Revolving Loan Agreement, dated as of January 20, 2010 and this Amendment No. 2, the “Loan Agreement);
     WHEREAS, the Borrowers desire to make certain modifications to the Loan Agreement;
     WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders waive certain provisions in the Loan Agreement; and
     WHEREAS, the Administrative Agent and the Lenders are willing to waive certain provisions of and modify the Loan Agreement as requested by the Borrowers on the terms and conditions specified herein.
     NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
Second Amendment and Waiver to Loan Agreement
(Wachovia/Arbor)

     Section 1. Waiver.
     The Borrowers and the Guarantors acknowledge and agree that ART may not comply with the Financial Covenant related to the ratio of its Net Total Liabilities to Adjusted Tangible Net Worth contained in Section 5.1(w)(iii) of the Loan Agreement for the Test Period ending December 31, 2009 and may not comply with such Financial Covenant in 2010 (the “Acknowledged Non-Compliance”). Notwithstanding such Acknowledged Non-Compliance, the Administrative Agent and the Lenders hereby agree to waive, solely through the Payoff Date, the Acknowledged Non-Compliance. All parties acknowledge and agree that the Administrative Agent’s and the Lenders’ one-time waiver of the Acknowledged Non-Compliance as set forth herein shall not be deemed to be a waiver of any other term, provision, duty, obligation, liability, right, power, remedy or covenant of any party to the Loan Documents or a waiver of any other non-compliance with Section 5.1(w)(iii) of the Loan Agreement or any other Financial Covenant for any other period of time. The waiver set forth herein shall be effective only to the extent specifically set forth herein and shall not (a) be construed as a waiver of any breach or default other than as specifically waived herein nor as a waiver of any breach or default of which the Administrative Agent or the Lenders have not been informed by the Borrowers, the Guarantors or the Pledgor, (b) affect the right of the Administrative Agent and/or the Lenders to demand compliance by the Borrowers, the Guarantors and the Pledgor with all terms and conditions of the Loan Documents, except as specifically modified or waived by this Amendment No. 2, (c) be deemed a waiver of any transaction or future action on the part of the Borrowers, the Guarantors or the Pledgor requiring the Administrative Agent’s, the Lenders’ or the Required Lenders’ consent or approval under the Loan Documents, or (d) except as waived hereby, be deemed or construed to be a waiver or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Loan Agreement or any other Loan Document, whether arising as a consequence of any Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.
     Section 2. Amendments to Loan Agreement.
     (a) The following new definition is added to Section 1.1 of the Loan Agreement (to be inserted in the correct alphabetical order):
““Payoff Date” shall have the meaning set forth in Section 2.18 of the Arbor Credit Agreement Agreement.”
     (b) Sections 5.w(ii) and (iii) of the Loan Agreement are hereby amended and restated in their entirety as follows:
     “(ii) Maintenance of Tangible Net Worth. (i) For any Test Period other than the Test Periods ending on September 30, 2010 and December 31, 2010, ART shall not permit Tangible Net Worth at any time to be less than $150,000,000, and, (ii) for the Tests Periods ending on September 30, 2010 and December 31, 2010, ART shall not permit Tangible Net Worth at any time to be less than $50,000,000.
     (iii) Maintenance of Ratio of Net Total Liabilities to Adjusted Tangible Net Worth. (i) For any Test Period other than the Test Periods ending on September 30, 2010 and December 31, 2010, ART shall not permit the ratio of its Net Total Liabilities to Adjusted Tangible Net Worth at any time to be greater than 4.5 to 1.0, and, (ii) for the Tests Periods ending on September 30, 2010 and December 31, 2010, ART shall not permit the ratio of its Net Total Liabilities to Adjusted Tangible Net Worth at any time to be greater than 5.8 to 1.0.”
Second Amendment and Waiver to Loan Agreement
(Wachovia/Arbor)

     Section 3. Loan Documents in Full Force and Effect as Modified.
     Except as specifically modified hereby, the Loan Documents shall remain in full force and effect in accordance with their terms. All references to any Loan Document shall be deemed to mean each Loan Document as modified by this Amendment No. 2. This Amendment No. 2 shall not constitute a novation of the Loan Documents, but shall constitute modifications thereof. The parties hereto agree to be bound by the terms and conditions of the Loan Documents, as modified by this Amendment No. 2, as though such terms and conditions were set forth herein. Each Borrower hereby ratifies the Loan Agreement and the other Loan Documents and acknowledges and reaffirms (a) that it is bound by all terms of the Loan Agreement and the other Loan Documents applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations. This Amendment No. 2 is a Loan Document executed pursuant to the Loan Agreement and shall be construed, administered and applied in accordance with the terms and provisions of the Loan Agreement.
     Section 4. Representations.
     Each Borrower represents and warrants, as of the date of this Amendment No. 2, as follows:
     (a) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization and each jurisdiction where it conducts business;
     (b) the execution, delivery and performance by it of this Amendment No. 2 is within its corporate, company or partnership powers, has been duly authorized and does not contravene (1) its Authority Documents or its applicable resolutions, (2) any Applicable Law or (3) any Contractual Obligation, Indebtedness or Guarantee Obligation;
     (c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with, any Governmental Authority or other Person is required in connection with the execution, delivery, performance, validity or enforceability by or against it of this Amendment No. 2;
     (d) this Amendment No. 2 has been duly executed and delivered by it;
     (e) this Amendment No. 2, as well as each of the Loan Documents as modified by this Amendment No. 2, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;
     (f) no Default or Event of Default exists or will exist after giving effect to this Amendment No. 2; and
     (g) each of the Loan Documents is in full force and effect and no Borrower has any defense, offset, counterclaim, abatement, right of rescission or other claims, actions, causes of action, demands, damages or liabilities of any kind or nature, in all cases whether legal or equitable, available to the Borrower or any other Person with respect to (i) this Amendment No. 2, the Loan Agreement, the Loan Documents or any other instrument, document and/or agreement described herein or therein, as modified and amended hereby, (ii) the obligation of the Borrowers to repay the Obligations and other amounts due under the Loan Documents or (iii) the Administrative Agent, the Lenders or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising out of or from or in any way related to or in connection with the Loan Agreement or the Loan Documents,
Second Amendment and Waiver to Loan Agreement
(Wachovia/Arbor)

including, without limitation, any action by such Persons, or failure of such Persons to act, under the Loan Agreement or the other Loan Documents on or prior to the date hereof.
     Section 5. Conditions Precedent.
     The effectiveness of this Amendment No. 2 is subject to the following conditions precedent: (i) delivery to the Administrative Agent of this Amendment No. 2 duly executed by each of the parties hereto; (ii) the payment of all legal fees and expenses of Moore & Van Allen PLLC, as counsel to the Administrative Agent, in the amount to be set forth on a separate invoice; and (iii) delivery to the Administrative Agent of such other documents, agreements or certifications as the Administrative Agent may reasonably require.
     Section 6. Miscellaneous.
     (a) This Amendment No. 2 may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.
     (b) The descriptive headings of the various sections of this Amendment No. 2 are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
     (c) This Amendment No. 2 may not be amended or otherwise modified, waived or supplemented except as provided in the Loan Agreement.
     (d) The interpretive provisions of Section 1.2, 1.3 and 1.4 of the Loan Agreement are incorporated herein mutatis mutandis.
     (e) This Amendment No. 2 and the other Loan Documents represent the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.
     (f) THIS AMENDMENT NO. 2 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT NO. 2 SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     (g) In consideration of the Administrative Agent and the Lender entering into this Amendment No. 2, each Borrower hereby waives, releases and discharges the Administrative Agent and the Lender and the Administrative Agent’s and the Lender’s respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises out of or from or in any way relating to or in connection with the Loan Agreement or the Loan Documents, including but not limited to, any action or failure to act under the Loan Agreement or the other Loan Documents on or prior to the date hereof, except, with respect to any such Person being released hereby, any actions, causes of action, claims, demands, damage and liabilities arising out of such Person’s gross negligence or willful misconduct in connection with the Loan Agreement or the other Loan Documents.
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Second Amendment and Waiver to Loan Agreement
(Wachovia/Arbor)

     IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWERS:	ARBOR REALTY TRUST, INC., a Maryland corporation
	By:	/s/ John Natalone
		Name:	John Natalone
		Title:	Executive Vice President

ARBOR REALTY GPOP, INC., a Delaware corporation
	By:	/s/ John Natalone
		Name:	John Natalone
		Title:	Executive Vice President

ARBOR REALTY LPOP, INC., a Delaware corporation
	By:	/s/ John Natalone
		Name:	John Natalone
		Title:	Executive Vice President

ARBOR REALTY LIMITED PARTNERSHIP, a Delaware limited partnership
	By:	Arbor Realty GPOP, Inc.,
its General Partner

	By:	/s/ John Natalone
		Name:	John Natalone
		Title:	Executive Vice President

[Signatures Continued on the Following Page]
Second Amendment and Waiver to Loan Agreement
(Wachovia/Arbor)

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THE BORROWERS (cont.):	ARBOR REALTY SR, INC., a Maryland corporation
	By:	/s/ John Natalone
		Name:	John Natalone
		Title:	Executive Vice President

ARBOR REALTY COLLATERAL MANAGEMENT, LLC, a Delaware limited liability company
	By:	/s/ John Natalone
		Name:	John Natalone
		Title:	Executive Vice President

[Signatures Continued on the Following Page]
Second Amendment and Waiver to Loan Agreement
(Wachovia/Arbor)

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THE LENDER:	WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association
	By:	/s/ John Nelson
		Name:	John Nelson
		Title:	Managing Director

THE ADMINISTRATIVE AGENT:	WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association
	By:	/s/ John Nelson
		Name:	John Nelson
		Title:	Managing Director

Second Amendment and Waiver to Loan Agreement
(Wachovia/Arbor)

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